UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2007, Delta Air Lines, Inc (“Delta”), U.S. Bank Trust National Association, as Subordination Agent and Pass Through Trustee under three pass through trusts newly formed by Delta (the “Trustee”), U.S. Bank National Association, as Escrow Agent under the Escrow Agreements (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreements, entered into a Note Purchase Agreement, dated as of October 11, 2007 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $1,409,877,000 secured by 36 Boeing aircraft (each, an “Aircraft” and, collectively, the “Aircraft”) delivered new to Delta from 1998 to 2002. Pursuant to the Note Purchase Agreement, the Trustee will purchase the Equipment Notes within 90 days of the date of the execution of the Note Purchase Agreement. The Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each such Aircraft to be entered into by Delta and U.S. Bank Trust National Association, as Loan Trustee.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series A, bearing interest at the rate of 6.821% per annum, Series B, bearing interest at the rate of 8.021% per annum, and Series C, bearing interest at the rate of 8.954% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $924,408,000, in the case of Series A, $265,366,000 in the case of Series B, and $220,103,000, in the case of Series C. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2007-1A, Pass Through Certificates, Series 2007-1B, and Pass Through Certificates, Series 2007-1C (collectively, the “Certificates”, and each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of October 11, 2007, among U.S. Bank National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, and the Trustee corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Credit Suisse, New York Branch, under a Deposit Agreement corresponding to each Class of Certificates.

The interest on the escrowed funds is payable on February 10, 2008 and interest on the Equipment Notes is payable semiannually on each February 10 and August 10, beginning on February 10, 2008. The principal payments on the Equipment Notes are scheduled on February 10 and August 10 in certain years, beginning on February 10, 2008. The final payments will be due on August 10, 2022, in the case of the Series A and Series B Equipment Notes, and August 10, 2014, in the case of the Series C Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by Delta (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving Delta. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were sold in a private placement to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. Pursuant to a registration rights agreement, which Delta entered into upon the issuance of the Certificates, Delta expects to file an exchange offer registration statement or under specific circumstances, a shelf registration statement with respect to the Certificates.

The foregoing descriptions of the Note Purchase Agreement and the other agreements described above are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith as exhibits and are incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation.

See Item 1.01

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1

Trust Supplement No. 2007-1A, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.2

Trust Supplement No. 2007-1B, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.3

Trust Supplement No. 2007-1C, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.4

Revolving Credit Agreement (2007-1A), dated as of October 11, 2007, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2007-1A, as Borrower and Landesbank Hessen-Thüringen Girozentrale as Liquidity Provider

Exhibit 4.5

Revolving Credit Agreement (2007-1B), dated as of October 11, 2007, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2007-1B, as Borrower and Landesbank Hessen-Thüringen Girozentrale as Liquidity Provider

Exhibit 4.6

Intercreditor Agreement (2007-1), dated as of October 11, 2007, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2007-1A, Delta Air Lines Pass Through Trust 2007-1B, and Delta Air Lines Pass Through Trust 2007-1C, Landesbank Hessen Thüringen Girozentrale, as Class A Liquidity Provider, and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

Exhibit 4.7	Deposit Agreement (Class A), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.8	Deposit Agreement (Class B), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.9	Deposit Agreement (Class C), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.10

Escrow and Paying Agent Agreement (Class A), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1A as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

Exhibit 4.11

Escrow and Paying Agent Agreement (Class B), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank National Association, not in its individual capacity, but solely as

Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1B as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

Exhibit 4.12

Escrow and Paying Agent Agreement (Class C), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1C as Pass Through Trustee, and U.S. Bank National Association, as Paying Agent

Exhibit 4.13

Note Purchase Agreement, dated as of October 11, 2007 among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

Exhibit 4.14

Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

Exhibit 4.15

Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

Exhibit 4.16

Registration Rights Agreement, dated October 11, 2007, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as representatives of the several initial purchasers

Exhibit 4.17	Form of Pass Through Trust Certificate, Series 2007-1A (included in Exhibit A to Exhibit 4.1)

Exhibit 4.18	Form of Pass Through Trust Certificate, Series 2007-1B (included in Exhibit A to Exhibit 4.2)

Exhibit 4.19	Form of Pass Through Trust Certificate, Series 2007-1C (included in Exhibit A to Exhibit 4.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: October 17, 2007	Edward H. Bastian President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1

Trust Supplement No. 2007-1A, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.2

Trust Supplement No. 2007-1B, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.3

Trust Supplement No. 2007-1C, dated as of October 11, 2007, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

Exhibit 4.4

Revolving Credit Agreement (2007-1A), dated as of October 11, 2007, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2007-1A, as Borrower and Landesbank Hessen-Thüringen Girozentrale as Liquidity Provider

Exhibit 4.5

Revolving Credit Agreement (2007-1B), dated as of October 11, 2007, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2007-1B, as Borrower and Landesbank Hessen-Thüringen Girozentrale as Liquidity Provider

Exhibit 4.6

Intercreditor Agreement (2007-1), dated as of October 11, 2007, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2007-1A, Delta Air Lines Pass Through Trust 2007-1B, and Delta Air Lines Pass Through Trust 2007-1C, Landesbank Hessen Thüringen Girozentrale, as Class A Liquidity Provider, and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

Exhibit 4.7	Deposit Agreement (Class A), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.8	Deposit Agreement (Class B), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.9	Deposit Agreement (Class C), dated as of October 11, 2007, between U.S. Bank National Association, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary

Exhibit 4.10

Escrow and Paying Agent Agreement (Class A), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1A as Pass Through Trustee, and U.S. Bank Trust National Association, as Paying Agent

Exhibit 4.11

Escrow and Paying Agent Agreement (Class B), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1B as Pass Through Trustee, and U.S. Bank Trust National Association, as Paying Agent

Exhibit 4.12

Escrow and Paying Agent Agreement (Class C), dated as of October 11, 2007, among U.S. Bank National Association, as Escrow Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., Goldman, Sachs & Co. and UBS Securities LLC, as Initial Purchasers, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2007-1C as Pass Through Trustee, and U.S. Bank Trust National Association, as Paying Agent

Exhibit 4.13

Note Purchase Agreement, dated as of October 11, 2007 among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

Exhibit 4.14

Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

Exhibit 4.15

Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

Exhibit 4.16

Registration Rights Agreement, dated October 11, 2007, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as representatives of the several initial purchasers

Exhibit 4.17	Form of Pass Through Trust Certificate, Series 2007-1A (included in Exhibit A to Exhibit 4.1)

Exhibit 4.18	Form of Pass Through Trust Certificate, Series 2007-1B (included in Exhibit A to Exhibit 4.2)

Exhibit 4.19	Form of Pass Through Trust Certificate, Series 2007-1C (included in Exhibit A to Exhibit 4.3)